Filed Pursuant to Rule 497(a)(1)
File No. 333-159611
Rule 482 ad

THE INDIA FUND, INC.
345 PARK AVENUE
NEW YORK, NEW YORK 10154

July 31, 2009

To Stockholders of The India Fund, Inc.:

The India Fund, Inc. (NYSE: IFN; the “Fund”) is conducting a rights offering to holders of its common stock (the “Offer”). To assist stockholders, certain frequently asked questions have been provided below. For further information, please refer to the Prospectus.

Q:	What are the terms of the Offer?

A:	You have received one right for each whole share of common stock that you held of record as of July 20, 2009. You need three rights to purchase one share at the subscription price. The rights are non-transferable. The subscription price is equal to 95% of the net asset value per share of the Fund’s common stock at the close of business on the date the Offer expires.

Q:	When does the Offer expire?

A:	The Offer will expire at 5:00 p.m., Eastern daylight time, on August 14, 2009, unless extended. You will receive acknowledgement of participation by August 26, 2009, and shares will be delivered on August 28, 2009. For more information about relevant dates, please refer to page 3 of the Prospectus.

Q:	How do I participate in the Offer?

A:	If you decide to participate in the Offer, you must instruct your broker before the expiration of the Offer on August 14, 2009. Your broker should have sent you all the information you need to subscribe for the Offer. For additional information, please refer to pages 23 – 25 of the Prospectus or call 1-866-297-1264.

Q:	Where can I obtain the net asset value per share of The India Fund?

A:	The Fund updates its net asset value per share on a weekly basis. It is available by telephone toll-free at 1-866-297-1264. In an effort to provide more information to stockholders, the Fund’s net asset value per share will be made available daily between August 10, 2009 and August 14, 2009.

Q:	Can you provide an example of how the subscription price will be calculated?

A:	On July 24, 2009, the last reported sale price of a share of the Fund’s common stock on the New York Stock Exchange was $30.60, representing an 11.07% premium to the Fund’s net asset value per share of $27.55. Assuming the Offer expired at the close of business on July 24, 2009, the subscription price would have been $26.17. In this example, the subscription price would have been a 14.48% discount to the share price of the Fund’s common stock. Although the Fund’s shares have recently traded on the New York Stock Exchange at a premium to their net asset value, the Fund’s shares have in the past and may in the future trade at a discount to net asset value.

Q:	Can you provide an example of a potential return from having invested in the Fund’s previous rights offerings?

A:	The Fund’s last rights offering expired on August 4, 2006. The return to an investor who had subscribed in a newly issued share in that rights offering would have been 51.12% through July 24, 2009, assuming no reinvestment of distributions. If the investor had reinvested distributions in accordance with the Fund’s dividend reinvestment plan, the return through July 24, 2009 would have been 67.10%%. The subscription price of the 2006 offering was $34.00 per share, 95% of the Fund’s net asset value as of the close of business on the expiration date of the offer. On July 24, 2009, the stock closed on the New York Stock Exchange at $30.60 per share and the Fund has distributed a total of $20.78 per share since the 2006 offering.

The Fund also had a rights offering in 2005. The return to an investor who had subscribed in a newly issued share in the 2005 rights offering would have been 114.75% through July 24, 2009, assuming no reinvestment of distributions. If the investor had reinvested distributions in accordance with the Fund’s dividend reinvestment plan, the return through July 24, 2009 would have been 143.66%. The subscription price of the 2005 offering was $26.50 per share, 95% of the Fund’s net asset value as of the close of business on the expiration date of the offer. On July 24, 2009, the stock closed on the New York Stock Exchange at $30.60 per share and the Fund has distributed a total of $26.31 per share since the 2005 offering.

Q:	What is the minimum investment?

A:	There is no minimum investment required.

Q:	Is there a minimum holding period for any shares I purchase in the Offer?

A:	There is no minimum holding period for the shares purchased in the Offer.

Q:	Can I purchase additional shares after I have exercised all of the rights initially issued to me?

A:	Yes, this is called the over-subscription privilege. If some stockholders do not exercise all of the rights initially issued to them, any shares for which subscriptions have not been received will be offered to those stockholders who have exercised all of the rights initially issued to them and who wish to acquire additional shares. If stockholders wish to purchase additional shares, they should indicate to their broker how many shares they are willing to acquire through the over-subscription privilege. For more details, please refer to pages 21 – 22 of the Prospectus.

Q:	What are Fund management’s views on the current market environment in India?

A:	In terms of long-term investment potential, Fund management believes that India is in a favorable position due to several factors.

Political Stability.  Political stability in India has increased. The 2009 general election results have given the leading party a near majority in the Lower House and, for the first time since 1991, a national party has won more than 260 seats in a Parliamentary election (a majority constitutes 272 seats). Furthermore, national issues have begun to gain precedence over state-level issues. Fund management believes the key potential benefits from this political stability and reform include the following:

•	The potential opening up of sectors where Foreign Direct Investment restrictions have constrained foreign investment, such as insurance, aviation and retail.

•	Continued emphasis on rural India. The government’s focus on rural India has paid rich dividends, and Fund management believes that concessions to farmers and rural employment guarantee schemes should further boost India’s rural economy.

•	Potential divestment of state-owned enterprises to raise resources. Privatizations generally result in share price appreciation. In addition, divestment of state-owned companies can be viewed positively in terms of fiscal prudence.

•	Boosting of investor/consumer confidence. Fund management believes that a stable government should boost both consumer and corporate confidence, resulting in increased spending and investment. In addition, the government has reduced taxes for middle to lower income households in India.

Decrease in Inflationary and Deflationary Concerns.  Inflationary and deflationary concerns have generally subsided. Price levels have stabilized and are expected to increase only moderately.

Signs of Economic Recovery.  India and other emerging market countries have begun to show signs of economic recovery. Gross Domestic Product (“GDP”) growth in India bottomed at 6.7% in the fiscal year ended March 31, 2009, versus 9.0% in fiscal year 2008 and economists have upgraded India’s fiscal year 2010 GDP growth forecast to a range of 7.0-7.5%. As of May 2009, the ABN AMRO Purchasing Managers’ Indextm (PMItm) (the “India PMI”) was at an eight-month high, rising above the expansion-contraction line of 50 to 53.3 in April 2009 and to 55.7 in May 2009. The India PMI had previously fallen below the expansion-contraction line for only five months from November 2008 to March 2009, bottoming at 44.4 in December 2008. Fund management believes this rising trend may be possibly due to inventory restocking and increased demand fueled by higher government spending.

Strong Underlying Fundamentals.  Fund management believes the underlying fundamentals of India’s economy continue to remain strong. Domestic consumption is rising. There is also a growing trend of population migration from rural areas to urban centers. Furthermore, as a former British colony, India has a large English-speaking population. There has also been an increase in credit for both retail and home loans and, in recent years, India has seen an increased demand from other countries for high-value added services as a result of outsourcing, such as medical tourism, legal outsourcing and other high-end services. It is further expected that the government will continue to invest strongly in infrastructure.

Attractive Market.  On a Growth-to-PE basis, the Indian market is more attractive than the U.S. market. For the 2010 calendar year, the consensus estimate is for an earnings per share (“EPS”) growth of 15.7% and a price-to-earnings multiple of 13.8x for the IFC Investable India Index. This compares to a calendar year 2010 estimate of 10.7% EPS growth and a price-to-earnings multiple of 12.5x for the Standard & Poor’s 500 Index. While the markets have rallied and valuations may now appear fairly-priced, Fund management believes a stable government has the potential to accelerate EPS growth.

Low Interest Rates.  Fund management believes that interest rates will likely remain at current levels for the foreseeable future, unless inflation rises. From September 2008 through June 2009, the Reserve Bank of India (“RBI”) cut the repo and the reverse repo rates by 425 basis points and 275 basis points, respectively and the overnight rate has declined by 575 basis points. The RBI has also slashed the cash reserve ratio by 400 basis points. In addition, Fund management believes that it still early for the RBI to either begin withdrawing liquidity or to increase policy rates. This injection of liquidity should help stimulate investment and consumer spending.

Influx of Foreign Institutional Investors.  Foreign institutional investors (“FIIs”) have begun to invest in India. FIIs invested more than $17.6 billion in 2007 and withdrew $12.0 billion in 2008. As of June 30, 2009, total inflow year-to-date has been $5.0 billion.

Identifiable Risks.  The key hindrances to market performance include the following: poor monsoon season, a surge in crude oil prices which can impact fiscal deficit, failure on policy execution and potential equity dilution by Indian companies. The risk factor section in the Prospectus contains additional disclosure regarding the political, economic, social and other factors in India that may adversely affect the Fund’s performance.

Q:	Where can I obtain more information about the Offer?

A:	Your broker is responsible for mailing the materials to you. For further information regarding the Offer, please read the Prospectus or contact Georgeson Inc., the Fund’s information agent, at 1-866-297-1264.

Q:	Where can I obtain more information about the Fund?

A:	The most current information about the Fund can be found in the Prospectus and the Fund’s annual report. You can obtain additional copies of these documents by calling 1-866-297-1264. Additional information regarding the Fund, including asset allocation by sector as of June 30, 2009 and performance history, can be found on Blackstone’s website (http://www.blackstone.com).

Sincerely,

Prakash Melwani, Director and President	Punita Kumar-Sinha Chief Investment Officer and Portfolio Manager

Investing in the Fund’s common stock involves certain risks, including risks arising from investing in securities of Indian companies. An investor should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. The Prospectus contains this and other information about the Fund. The information above is qualified in its entirety by reference to the Prospectus. Additional copies of the Prospectus can be obtained by calling 1-866-297-1264. You should carefully read the Prospectus before participating in the Offer.

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Important Risk Disclosure

There is no assurance that the Fund will achieve its investment objective.

Dilution Risk.  Because the subscription price will be less than the net asset value per share, the Offer will result in an immediate dilution of the net asset value per share of all stockholders, and stockholders who do not fully exercise their rights will own a smaller proportional interest in the Fund.

Market Risk.  The value of your investment may fluctuate as stock markets fluctuate and the value of your Fund shares may be less than what you paid for them. You could lose money investing in the Fund.

Investing in India.  Investing in an emerging market such as India involves certain risks and special considerations not typically associated with investing in the securities of established U.S. companies, including: (i) greater political, economic and social uncertainty; (ii) significantly greater price volatility, substantially less liquidity and much smaller market capitalization of securities markets; (iii) less developed corporate disclosure and governance standards; (iv) greater difficulty in enforcing judgments; (v) restrictions on foreign investment and repatriation of capital; (vi) exchange control regulations; (vii) currency devaluations and exchange rate fluctuations; (viii) higher rates of inflation; (ix) greater governmental involvement in the economy; and (x) accounting, auditing and financial reporting standards in India differ from U.S. standards, so less information may be available to the Fund.

Illiquid Securities.  The Fund may invest up to 20% of its total assets in illiquid securities, for which there may be no or only a limited trading market, which may in turn result in abrupt and erratic price movements and delays and losses in reselling.

Concentration.  From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Indian economy, subjecting the Fund to greater risk of loss with respect to its portfolio securities.

Tax Status.  The Fund currently operates through a branch in the Republic of Mauritius to take advantage of favorable tax treatment by the Indian government pursuant to a treaty between India and Mauritius. Any change in the provision of this treaty or in its applicability to the Fund could result in the imposition of certain taxes on the Fund by India, which would reduce the return to the Fund on its investments.

Interval Fund.  The Fund’s required semi-annual repurchases are likely to decrease the overall size of the Fund which could, among other things, increase the Fund’s expense ratio as the Fund’s assets decrease over time.

Non-Diversification Risk.  The Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, is subject to greater risk of loss with respect to its portfolio securities.

Hedging.  The Fund is permitted to purchase and sell options, enter into financial futures contracts; enter into interest rate, currency, equity swap and related transactions; enter into securities transactions on a when-issued or delayed delivery basis; enter into repurchase agreements; sell securities short; and lend portfolio securities. Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and the risks that the use of hedging could result in losses greater than if they had not been used.